UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23091

Gallery Trust
 (Exact name of registrant as specified in charter)
________

SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Address of principal executive offices) (Zip code)

Michael Beattie
C/O SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Name and address of agent for service)

Registrant’s telephone number, including area code:  1-888-832-4386

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Mondrian International Value Equity Fund
 Mondrian Emerging Markets Value Equity Fund
 Mondrian International Government Fixed Income Fund
 Mondrian Global Listed Infrastructure Fund
 Mondrian Global Equity Value Fund
(Each, a Series of Gallery Trust)
Annual Report
 October 31, 2022

Investment Adviser:
Mondrian Investment Partners Limited

Gallery Trust

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Performance Review	3
Schedules of Investments	17
Statements of Assets and Liabilities	39
Statements of Operations	41
Statements of Changes in Net Assets	46
Financial Highlights	51
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	83
Disclosure of Fund Expenses	85
Trustees and Officers of the Gallery Trust	88
Notice to Shareholders	96
Fund Information	98

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities will be available (i) without charge, upon request, by calling 1-888-832-4386; and (ii) on the Commission’s website at https:// www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus.

Gallery Trust	October 31, 2022 (Unaudited)

SHAREHOLDER LETTER

Dear Shareholder,

We are pleased to provide the Gallery Trust’s annual report regarding the Mondrian Funds for the fiscal year ending October 31, 2022.

Following a previous year in which global markets performed strongly, over the past 12 months markets declined sharply, driven by rising inflation and the response of increasing interest rates by many central banks. This has then led to growing concerns of a global recession. Geopolitical events were also concerning with Russia’s invasion of Ukraine prompting sanctions, disruptions to supply chains, and additional inflationary pressures from commodity prices. For US investors investing in international markets, depreciation of international currencies further held back US dollar-based returns.

We would like to emphasize that when assessing investments in these challenging markets Mondrian focuses on underlying valuations and long-term potential returns rather than short-term market direction. We strongly believe that a defensive, cash-flow oriented investment philosophy can be particularly effective in uncertain environments. The Fund family’s commentaries on the following pages will examine the events of the past year in greater detail.

We would also like to remind our shareholders that Mondrian maintains many long-standing competitive advantages as an asset manager:

A Successful, Well-Managed Company

Mondrian was initially founded in 1990 and has experienced more than 30 years of stable, consistent leadership.

Independent and Employee-Owned

We are employee owned by a dedicated, focused, and well-resourced team. This supports long term stability and continuity.

A Time-Tested Investment Philosophy and Process

All Mondrian strategies and mutual funds utilize an income-oriented value discipline that has been consistently and successfully applied since our company’s founding. A Value Approach All Mondrian Funds focus on long-term, real returns for shareholders. By consistently applying our philosophy and process we have historically produced defensive characteristics and low volatility of returns.

For more information about the Mondrian Funds, please continue reading this

Gallery Trust	October 31, 2022 (Unaudited)

SHAREHOLDER LETTER (continued)

report or visit https://www.mondrian.com/mutualfunds/. We would also be happy to speak with you at 888-832-4386.

Thank you,

Mondrian Investment Partners

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2022 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW

Mondrian International Value Equity Fund
(all returns in U.S. dollars)
Twelve months ended October 31, 2022

International equity markets sharply declined in the past twelve months as central banks across the globe tightened monetary policy in response to rising inflation, which contributed to growing risks of a recession. Russia’s invasion of Ukraine prompted sanctions, disruptions to supply chains, and further inflationary pressure from commodity prices, which supported the energy sector. The IT sector lagged as high valuation multiples compressed amid a higher interest rate environment. Depreciation of all major international currencies held back US dollar returns. In particular, the Japanese yen weakened significantly against the US dollar as the Bank of Japan maintained their dovish monetary policy.

In a weak twelve months for equity markets, Fund returns exceeded the index, driven by strong stock selection.

Country allocation to the UK added to relative returns

The overweight position in the relatively strong UK equity market and the underweight position in the weak Dutch equity market added to relative returns.

The Netherlands was one of the weakest performers due to its high IT exposure which weighed on returns. In contrast, the UK was supported by high exposure to the strong energy sector.

Stock selection in Singapore, Japan and France added to relative returns

Strong stock selection in Singapore was driven by United Overseas Bank, which performed well as the Singaporean central bank tightened monetary policy amid higher inflation. Strong stock selection in Japan was driven by NTT, the telecommunications and IT services provider, where ongoing strong free cash flow generation supported continued strong shareholder returns, with a further ¥400bn share buyback announced. NTT also benefits from a defensive earnings profile and improving overseas margins.

This more than offset stock selection in the Netherlands, as Phillips, the Dutch health care technology company, was impacted by ongoing supply chain disruptions and regulatory pressure following the recall of their sleep apnea and ventilator machines.

Relative returns were supported by the overweight position in the strong energy sector

The overweight positions in the strong energy sector added to relative returns. The energy sector was the standout performer, rising 15%, as gas prices rose sharply and

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2022 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

oil prices rallied to their highest level since 2008 due to growing demand, continued supply discipline from OPEC+, and isolation of Russia from the West.

Stock selection within sectors also added to relative returns, led by strong stock selection in the IT and financials sectors.

Currency allocation slightly held back relative returns

The positive impact of the overweight position in the pegged Hong Kong dollar was more than offset by the underweight position in the relatively strong Swiss franc and the overweight position in the weak Japanese yen.

Definition of Comparative Index

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2022 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian Emerging Markets Value Equity Fund
(all returns in U.S. dollars)
Twelve months ended October 31, 2022

Market Background

The MSCI Emerging Markets Index dropped 31.0% over the past twelve months. Global equity markets fell amid growing inflationary pressures that saw many central banks raise interest rates. Regionally, Asia (-34.5%) underperformed, while Latin America (+16.1%) significantly outperformed, driven by a gain of 24.6% in Brazil. Within Asia, ongoing concerns regarding the impact of “common prosperity” policies; over-leverage in the real-estate sector; and the potential de-listing of ADRs weighed heavily on China (-47.9%), while weakness in the semiconductor sector drove underperformance from Taiwan and Korea, falling by 34.5% and 34.3% respectively. Meanwhile, India proved more resilient, declining 6.9%.Within EMEA, middle eastern markets benefited from robust energy prices, but this was offset by the impact of Russia’s removal from the index and weak returns from eastern Europe.

All sectors fell over the year, with consumer staples (-21.1%) and utilities (-6.6%) proving to be relatively defensive, while the financial sector broadly benefited from rising interest rates. Meanwhile, the consumer discretionary, IT, real estate and communication services sectors underperformed.

The Mondrian Emerging Markets Value Equity Fund (“the Fund”) outperformed the negative return of the MSCI Emerging Markets Index by approximately 320 basis points (on a relative basis) over the last twelve months.

Fund Performance Commentary

The Fund outperformed over the period, led by positive stock selection in China as well as further positive contributions from stock selection in Korea and Taiwan. This was partially offset by an underweight allocation to India and EMEA, particularly the outperforming markets of Saudi Arabia, the Middle East and South Africa. At the sector level, relative outperformance was driven by positive stock selection in IT and health care, and an overweight allocation to financials. This was partially offset by underweight exposure to the energy sector.

Positive stock selection in China was led by contributions from pharmaceutical name CSPC and consumer staple Tingyi, supported by limited exposure to certain other areas of the Chinese economy under the most pressure. Three of the key individual contributors to overall stock selection were banking names Credicorp in Peru, Banorte in Mexico, and Bank Rakyat in Indonesia. Credicorp rose sharply following a period of extreme volatility and uncertainty both before and after the 2021 presidential election in Peru. Over this period Credicorp’s operational

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2022 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

performance has been supported by a recovery in economic activity following the Covid-19 slowdown and a rising interest rate environment. Similar dynamics of solid and improving underlying operational performance combined with higher interest rates drove the outperformance of Banorte and Bank Rakyat.

The leading Brazilian health care company, Hypera, also performed well on a recovery in growth rates and rumours of interest from potential acquirors. The most significant detractors were two Russian names, Lukoil and Polymetal. as following Russia’s invasion of Ukraine share prices collapsed and MSCI eliminated Russia from the index.

Investment Strategy

A long-term approach underpinned by a clear valuation discipline. Amongst undervalued companies, the portfolio has a focus on strong companies within their sectors and markets, and those that generate sustainable free cash flow with a healthy balance sheet.

Overweight China and Korea given undervaluation and a high proportion of robust, world-leading, and stable companies. Underweight India given less attractive valuations.

Underweight in EMEA given unattractive risk adjusted valuations. Zero exposure to Saudi Arabia and Central Eastern Europe, and underweight South Africa. Overweight Brazil in Latin America.

Overweight exposure to IT where attractive valuations should be supported by a combination of strong balance sheets, long term structural growth drivers, and increased penetration of products and services. Overweight financials given many deeply undervalued stock opportunities.

Underweight consumer discretionary given high valuations, and in more cyclical areas such as industrials and real estate where risk adjusted valuations mostly remain challenged.

Definition of Comparative Index

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2022 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian International Government Fixed Income Fund
(all returns in U.S. dollars)
Twelve months ended October 31, 2022

The FTSE Non-U.S. Dollar World Government Bond Index was down 27.6% in U.S. dollar unhedged terms over the 12 months to October 31, 2022. The strongest performing markets were Mexico (+0.1%) and China (-7.9%). The Chinese market rose in local market terms, in contrast to other developed markets, which generally fell. The weakest performing markets were the UK (-37.5%) and Denmark (-30.9%). The UK market was relatively weak, in part due to the relatively long duration of the market at a time of generally rising government bond yields. The UK also suffered towards the end of the period, due to the announcement of a number of fiscal easing measures that were put formulated without the full involvement of the Office of Budget Responsibility (the equivalent to the CBO in the US); these fiscal measures were later scrapped.

The Fund lagged the performance of the benchmark by 0.6% in NAV terms over the 12-month period. The modest underweight to the Mexican peso and overweight to the Japanese yen detracted from performance over the period. The overweight to credit with the Eurozone also detracted from performance over the 12-month period. These positions were offset by the underweight positions to the relatively weak UK and Eurozone markets, which added to performance. The overweight to Peru and to Polish zloty also added to performance over the period.

The Fund maintains exposure to those countries where Prospective Real Yields are highest, such as Malaysia, Singapore and Mexico. We continue to believe that selected currencies are extremely undervalued – particularly the Japanese yen, Malaysian ringgit and South Korean won. We also deem international currencies to be undervalued versus the U.S. dollar on average, based on our Purchasing Power Parity analysis.

Definition of Comparative Index

The FTSE Non-U.S. Dollar World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGBI is a widely used benchmark that currently includes sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 30 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market.

Gallery Trust	Mondrian Global Listed
Infrastructure Fund
October 31, 2022 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian Global Listed Infrastructure Fund
(all returns in U.S. dollars)
Twelve months ended October 31, 2022

Global equity markets declined significantly over the year due to rising interest rates, the Russian invasion of Ukraine and a weak Chinese economy. The MSCI ACW index fell 20.0%.

The MSCI ACW Core Infrastructure index was far more resilient than the broader index with a decline of just 8.8% given the more stable nature of infrastructure company’s earnings and dividends. The fund underperformed this index due to the exposure to the euro and stock selection in Europe.

Guangdong Investment, the Chinese water utility, saw its share price decline on growing concerns around the Chinese property market. The company’s exposure to real-estate development has increased significantly since 2020 and is something that we are monitoring, but for now we take comfort from the counterbalancing size and strength of the core water business and the ability to source debt financing from the government given it is a State Owned Enterprise (SOE). The fund’s investment in Enel, the Italian electric utility, was another significant drag on performance. Following the invasion of Ukraine and the rise in gas and electricity prices, investors were concerned that utility companies in Europe would suffer from windfall taxes, delayed bill payments by customers, and potentially a shortage of gas supplies. Also acting as a headwind was the rise in bond yields and in particular the widening of the Italian spread over Bunds following the result of the general election. Although some negative impacts are likely, we currently do not expect any of these issues to be material for Enel long-term and the conflict looks likely to accelerate investments in renewables, where Enel are well positioned to benefit. Westports Holdings, the Malaysian port operator, saw its share price under pressure over the period. Congestion at the port, lockdowns, particularly in China, and flooding all hampered operations. We believe these headwinds are temporary. Rubis, the French energy infrastructure company, performed poorly as oil and gas prices continued to rise. As a distributor of fuels, rising commodity prices are a headwind to the company in the short-term given the lag in passing these on to customers. In addition, governments in certain countries where Rubis operates capped fuel prices, creating uncertainty around cashflows to the company. Veolia Environnement, the French water and waste company, underperformed the market on concerns over the economic outlook in Europe and the impact a slowdown might have on demand for their industrial waste disposal services. Furthermore, due to issues the UK competition authority had with Veolia’s proposed merger with Suez, the company reluctantly decided to sell the Suez waste business in the UK.

In Mexico, Grupo Aeroportuario del Centro Norte, the airport operator, saw its

Gallery Trust	Mondrian Global Listed
Infrastructure Fund
October 31, 2022 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

shares rise significantly alongside an ongoing recovery in air traffic in the country. Also in Mexico, Promotora y Operadora de Infraestructura, the Mexican toll road operator, benefited from road traffic volumes recovering to pre-pandemic levels. Both companies are also seen as having potential revenue opportunities from supply chains moving closer to the US. This theme received a boost following China’s party congress, held towards the end of the period, which raised concerns about the economic and political environment in that country going forward. Power Grid, the Indian electric utility, was another emerging market company that contributed positively to the fund’s performance over the year. They are benefiting from the expansion of renewable energy in the country, which requires investment in transmission lines. In November the government simplified planning, helping to move projects forward. The company also increased its dividend to shareholders significantly. Shares in OGE Energy, the US electric utility, rose strongly towards the end of 2021 as it closed on a deal to sell their natural gas pipelines operations and move towards becoming a pure utility business. US utilities in general performed well over the period as fears of a recession in the US grew, given the stability of their earnings and dividends. Atlantia, the Italian toll-road company, was a strong contributor to the fund’s performance after a takeover of the company was announced in April.

We believe the Fund is positioned to take advantage of the particularly attractive risk-adjusted returns we find in infrastructure stocks in Europe and emerging markets and the electric utility sector.

Definition of Comparative Index

The MSCI ACWI Index (Net) is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets.

Gallery Trust	Mondrian Global Equity
Value Fund
October 31, 2022 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian Global Equity Value Fund
(all returns in U.S. dollars)
Twelve months ended October 31, 2022

In the 12 months ending October 2022, global markets were under pressure as central banks began to raise interest rates in response to stubbornly high inflation readings in much of the world. The Fund fell 16.8%, but outperformed MSCI AC World Index’s fall of 20.0%. The Fund’s defensive positioning was positive for relative returns, with some growth areas of the market under particular pressure for much of the period.

Equity markets actually ended 2021 strongly, despite a winter surge in COVID-19 cases, marking the third straight year of double-digit gains. In December, markets reacted positively to initial studies that found the Omicron variant to be less deadly than previous variants and that existing vaccines offered some protection.

2022 got off to a turbulent start to the year with many investors selling shares of technology companies as the prospect of rising interest rates made these long duration stocks less attractive. In February, global markets fell and volatility spiked as Russian armed forces invaded Ukraine. Brent crude oil surged above $100 for the first time since 2014 and remained elevated through the quarter as the market worried the conflict in Ukraine would lead to disruptions to supply. The international community was quick to condemn Russia’s actions and to impose economic sanctions.

The second quarter of 2022 saw further weakness as the risks of stagflation came into sharp focus for investors. US inflation remained stubbornly high in the period and unexpectedly accelerated to a new 40-year high in May. The Federal Reserve responded with a 75bps rate increase, its largest hike since 1994, as policymakers looked to become more aggressive in their attempt to control inflation. Fed Chairman Jerome Powell’s speech at the Jackson Hole Economic Symposium, where he reiterated the importance of not letting up in the fight against inflation and warned rising interest rates will likely cause some pain to the US economy, was taken negatively.

Country allocation was a tailwind for performance

Overweight exposure to the Japanese and UK markets and a lack of exposure to the Russian market protected returns in the period. These positive effects were partly counterbalanced by the overweight to the Chinese/Hong Kong markets, and by having no exposure to the Canadian and Australian markets.

Gallery Trust	Mondrian Global Equity
Value Fund
October 31, 2022 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (concluded)

Sector allocation had a positive impact on returns

The Fund benefited from its overweight exposure to the consumer staples and health care sectors, which outperformed over the period, and its underweight exposure to the weaker communication services and consumer discretionary sectors. This was only partially offset by the underweight exposure to the stronger energy and materials sectors.

Stock selection added to relative performance in the period

Stock selection was strong in the US, where Progressive, the leading auto insurer, outperformed as underwriting profitability trends improved, and Dollar Tree, the discount retailer, rallied strongly after the company announced plans to break its fixed price point strategy. Within US health care Centene was strong as the market reacted positively to new profit targets announced at its most recent investor day, and AbbVie outperformed on the back of results that showed continued strong momentum within its aesthetics portfolio.

These positive effects were partly reduced by weaker selections in Europe. Ubisoft, the video game developer based in France, lagged as they revised down guidance due to delays in upcoming game releases, and following news that Tencent was increasing its stake in the company, lowering the chances of a near-term takeover which some investors had been speculating on. Meanwhile Philips was weak on concerns over litigation expenses and falling margins due to supply chain constraints.

Currency allocation was a headwind

The Fund’s overweight exposure to the Japanese yen held back returns, as the central bank did not raise interest rates while many other central banks did. The overweight to UK sterling and underweight to the US dollar were also both negative, and only slightly offset by zero exposure to the Australian dollar and Swedish krona.

Definition of Comparative Index

The MSCI ACWI Index (Net) is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets.

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2022
(Unaudited)

Growth of a $1,000,000 Investment

	AVERAGE ANNUAL TOTAL RETURN
	FOR THE YEAR ENDED OCTOBER 31, 2022*
	1 Year	3 Years	5 Years	10 Years
Mondrian International Value Equity Fund	-20.98%	-3.91%	-2.20%	2.78%
MSCI EAFE Index (Net)	-23.00%	-1.27%	-0.09%	4.13%

* On March 14, 2016, The International Equity Portfolio, a series of Delaware Pooled Trust (the “International Equity Predecessor Fund”) was reorganized into the Mondrian International Equity Fund. Inception date of the Predecessor Fund was February 4, 1992. Information presented from February 4, 1992 to March 14, 2016 is that of the International Equity Predecessor Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative index on page 4.

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2022
(Unaudited)

Growth of a $1,000,000 Investment

	AVERAGE ANNUAL TOTAL RETURN
	FOR THE YEAR ENDED OCTOBER 31, 2022*
	1 Year	3 Years	5 Years	10 Years
Mondrian Emerging Markets Value Equity Fund	-28.80%	-4.91%	-3.27%	-1.60%
MSCI Emerging Markets Index (Net)	-31.09%	-4.42%	-3.09%	0.79%

* On September 24, 2018, the Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) was reorganized into the Mondrian Emerging Markets Equity Fund. Inception date of the Emerging Markets Predecessor Fund was November 2, 2007. Information presented from November 2, 2007 to September 24, 2018 is that of the Emerging Markets Predecessor Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative index on page 6.

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2022
(Unaudited)

Growth of a $1,000,000 Investment

	AVERAGE ANNUAL TOTAL RETURN
	FOR THE YEAR ENDED OCTOBER 31, 2022*
	1 Year	3 Years	5 Years	10 Years
Mondrian International Government Fixed Income Fund	-28.08%	-10.03%	-4.56%	-3.37%
FTSE Non-U.S. Dollar World Government Bond Index	-27.64%	-10.09%	-4.94%	-3.02%

* On September 24, 2018, the Laudus Mondrian International Government Fixed Income Fund (the “Fixed Income Predecessor Fund”) was reorganized into the Mondrian International Government Fixed Income Fund. Inception date of the Fixed Income Predecessor Fund was November 2, 2007. Information presented from November 2, 2007 to September 24, 2018 is that of the Fixed Income Predecessor Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative index on page 7.

Gallery Trust	Mondrian Global Listed
Infrastructure Fund
October 31, 2022
(Unaudited)

Growth of a $1,000,000 Investment

	AVERAGE ANNUAL TOTAL RETURN
	FOR THE YEAR ENDED OCTOBER 31, 2022*
	1 Year	3 Years
Mondrian Global Listed Infrastructure Fund	-11.38%	-0.12%
MSCI ACWI Index (Net)	-19.96%	4.85%

* The fund commenced operations on December 17, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative index on page 9.

Gallery Trust	Mondrian Global Equity
Value Fund
October 31, 2022
(Unaudited)

Growth of a $1,000,000 Investment

	AVERAGE ANNUAL TOTAL RETURN
	FOR THE YEAR ENDED OCTOBER 31, 2022*
	1 Year	Cumulative Inception to Date*
Mondrian Global Equity Value Fund	-16.75%	-0.12%
MSCI ACWI Index (Net)	-19.96%	4.85%

* The fund commenced operations on June 30, 2020.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative index on page 11.

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2022

 SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.9%
	Number of	Value
	Shares	(U.S. $)
AUSTRALIA — 1.0%
Aurizon Holdings Ltd	2,650,252	$6,136,765
Total Australia		6,136,765
FRANCE — 8.0%
Bouygues SA	318,033	9,076,869
Cie de Saint-Gobain SA	169,811	6,947,569
Dassault Aviation SA	47,757	7,098,255
Kering SA*	14,823	6,792,660
Sanofi SA	212,651	18,352,599
Total France		48,267,952
GERMANY — 7.1%
Allianz SE	85,829	15,454,292
Continental AG	163,316	8,470,114
Evonik Industries AG	525,136	9,681,302
HeidelbergCement AG*	196,271	9,048,456
Total Germany		42,654,164
HONG KONG — 5.7%
CK Hutchison Holdings Ltd	3,428,500	17,034,072

The accompanying notes are an integral part of the financial statements. 17

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2022

COMMON STOCK — continued
	Number of	Value
	Shares	(U.S. $)
HONG KONG (continued)
Jardine Matheson Holdings Ltd	172,615	$7,943,742
WH Group Ltd	18,171,639	9,190,398
Total Hong Kong		34,168,212
ITALY — 7.3%
Enel SpA	4,005,617	17,888,687
Eni SpA	735,549	9,634,413
Snam SpA	3,658,914	16,278,875
Total Italy		43,801,975
JAPAN — 28.8%
Coca-Cola Bottlers Japan Holdings Inc	191,400	1,729,995
FUJIFILM Holdings Corp	223,200	10,235,723
Fujitsu Ltd	121,600	14,004,506
Hitachi Ltd	196,600	8,937,866
Honda Motor Co Ltd	721,800	16,373,324
Kao Corp	106,400	3,999,973
Kyocera Corp	278,000	13,911,685
Mitsubishi Electric Corp	1,120,500	9,871,583
Nippon Telegraph & Telephone Corp	555,500	15,294,509
Otsuka Holdings Co Ltd	162,400	5,205,275
Secom Co Ltd	132,200	7,549,078
Sekisui Chemical Co Ltd	842,800	10,542,439
Sony Corp Group	259,800	17,451,040
Takeda Pharmaceutical Co Ltd	715,500	18,852,880
Tokio Marine Holdings Inc	513,556	9,294,053
Toyota Industries Corp	190,300	9,803,275
Total Japan		173,057,204
NETHERLANDS — 2.2%
Koninklijke Philips NV	1,048,179	13,277,687
Total Netherlands		13,277,687
SINGAPORE — 4.8%
Singapore Telecommunications Ltd	4,518,302	7,979,482
United Overseas Bank Ltd	1,056,840	20,724,695
Total Singapore		28,704,177

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2022

COMMON STOCK — continued
	Number of	Value
	Shares	(U.S. $)
SPAIN — 3.0%
Banco Santander SA	6,879,368	$17,825,755
Total Spain		17,825,755
SWEDEN — 1.5%
Telia Co AB	3,431,236	9,089,923
Total Sweden		9,089,923
SWITZERLAND — 3.1%
Novartis AG	227,491	18,379,210
Total Switzerland		18,379,210
TAIWAN — 0.8%
Taiwan Semiconductor Manufacturing Co Ltd	373,000	4,514,547
Total Taiwan		4,514,547
UNITED KINGDOM — 25.6%
Associated British Foods PLC	646,829	10,010,387
BP PLC	3,397,973	18,696,859
GSK PLC	758,486	12,428,179
Imperial Brands PLC	803,464	19,570,838
Kingfisher PLC	4,606,177	11,563,116
Lloyds Banking Group PLC	35,970,899	17,333,882
Shell PLC	635,568	17,522,053
SSE PLC	795,532	14,195,665
Tesco PLC	5,212,821	12,858,838
Travis Perkins PLC	396,755	3,743,736
WPP PLC	1,770,180	15,550,154
Total United Kingdom		153,473,707
Total Common Stock
(Cost $721,192,080)
		593,351,278
Total Value of Securities — 98.9%
(Cost $721,192,080)		$593,351,278

Percentages are based on Net Assets of $600,056,905.
The accompanying notes are an integral part of the financial statements. 19

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2022

* Non-income producing security.

Ltd. — Limited
PLC — Public Limited Company

As of October 31, 2022, all of the Fund's investments were considered Level 1, in accordance the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2022

SCHEDULE OF INVESTMENTS

COMMON STOCK — 91.5%
	Number of	Value
	Shares	(U.S. $)
BRAZIL — 8.2%
Hypera SA	20,900	$206,431
Itau Unibanco Holding SA ADR	32,551	189,447
Petroleo Brasileiro ADR	25,640	328,705
Suzano Papel e Celulose SA	44,200	455,648
Vale ADR Class B	27,014	349,561
Total Brazil		1,529,792
CANADA — 2.4%
Barrick Gold Corp US	30,468	457,934
Total Canada		457,934
CHINA — 31.6%
Alibaba Group Holding Ltd *	96,392	754,593
Autohome Inc ADR	14,346	374,718
Baidu Inc ADR *	4,176	319,756
China Medical System Holdings Ltd	194,000	211,803
China Merchants Bank Class A	86,500	317,860
CSPC Pharmaceutical Group Ltd	555,520	571,114
Gree Electric Appliances Inc Class A	85,196	334,663
Jiangsu Yanghe Brewery Joint-Stock Co Ltd Class A .	6,112	109,409
LONGi Green Energy Tech Co Ltd Class A *	29,400	193,271
Midea Group Co Ltd Class A	59,903	329,776
NetEase Inc	15,586	169,964
Ping An Insurance Group Co of China Ltd Class H	162,500	650,029

The accompanying notes are an integral part of the financial statements. 21

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2022

COMMON STOCK — continued
	Number of	Value
	Shares	(U.S. $)
CHINA (continued)
Tencent Holdings Ltd	14,000	$366,691
Tingyi Cayman Islands Holding Corp Class H	152,000	237,789
Wuliangye Yibin Class A	14,900	272,539
Xinyi Solar Holdings Ltd	264,000	261,994
Yum China Holdings Inc	5,809	240,202
Zijin Mining Group Class H	208,000	198,735
Total China		5,914,906
HONG KONG — 1.4%
WH Group Ltd	534,228	270,188
Total Hong Kong		270,188
INDIA — 10.5%
Axis Bank Inc	42,311	463,094
HCL Technologies Ltd	18,450	232,059
Housing Development Finance Corp Ltd	27,307	814,748
Infosys Ltd Sponsored ADR	9,077	170,012
Reliance Industries Ltd	9,260	285,214
Total India		1,965,127
INDONESIA — 3.2%
Bank Rakyat Indonesia Persero Tbk PT	1,983,139	591,223
Total Indonesia		591,223
MEXICO — 2.1%
Grupo Financiero Banorte SAB de CV Class O	48,050	391,157
Total Mexico		391,157
PERU — 3.2%
Credicorp Ltd	4,148	607,101
Total Peru		607,101
RUSSIA — 0.0%
LUKOIL PJSC Sponsored ADR (A)	6,040	60
Total Russia		60

The accompanying notes are an integral part of the financial statements. 22

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2022

COMMON STOCK — continued
	Number of	Value
	Shares	(U.S. $)
SOUTH KOREA — 10.1%
LG Chem Ltd	981	$431,118
Samsung Electronics Co Ltd	5,781	241,070
Samsung Fire & Marine Insurance Co Ltd	2,262	317,596
Shinhan Financial Group Co Ltd	16,544	421,599
SK Hynix Inc	8,326	483,387
Total South Korea		1,894,770
TAIWAN — 14.3%
CTBC Financial Holding Co Ltd	395,000	250,074
Delta Electronics Inc	35,000	279,696
Hon Hai Precision Industry Co Ltd	182,000	578,943
MediaTek Inc	20,000	366,204
Taiwan Semiconductor Manufacturing Co Ltd	100,000	1,210,334
Total Taiwan		2,685,251
UNITED KINGDOM — 4.5%
Mondi PLC	19,560	328,060
Unilever PLC	11,084	506,228
Total United Kingdom		834,288
Total Common Stock
(Cost $22,101,154)		17,141,797
PREFERRED STOCK — 6.7%
BRAZIL — 1.3%
Itausa SA Pref**	119,380	247,981
SOUTH KOREA — 5.4%
LG Chem Ltd Pref**	1,222	247,926

The accompanying notes are an integral part of the financial statements. 23

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2022

PREFERRED STOCK — continued
	Number of	Value
	Shares	(U.S. $)
SOUTH KOREA (continued)
Samsung Electronics Co Ltd**	20,384	$762,727
		1,010,653
Total Preferred Stock
(Cost $1,447,089)
		1,258,634
Total Value of Securities — 98.2%
(Cost $23,548,243)		$18,400,431

Percentages are based on Net Assets of $18,742,129.

* Non-income producing security.

** There is currently no rate available.

(A) Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Ltd. — Limited

PLC — Public Limited Company

The following is a summary of the inputs used as of October 31, 2022, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$17,141,737	$—	$60	$17,141,797
Preferred Stock	1,258,634	—	—	1,258,634
Total Investments in Securities	$18,400,371	$—	$60	$18,400,431

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements. 24

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2022

SCHEDULE OF INVESTMENTS

GLOBAL BONDS — 99.4%
	Face Amount (Local Currency)		Value (U.S. $)
AUSTRALIA — 2.0%
Australia Government Bond
4.750%, 04/21/27	AUD	159,000	$107,346
3.000%, 03/21/47	AUD	150,000	79,501
Total Australia			186,847
AUSTRIA — 3.5%
Republic of Austria Government Bond
6.250%, 07/15/27	EUR	289,000	334,014
Total Austria			334,014
BELGIUM — 2.7%
Kingdom of Belgium Government Bond
1.000%, 06/22/26 (A)	EUR	270,000	256,218
Total Belgium			256,218
CANADA — 2.2%
Canadian Government Bond
1.000%, 06/01/27	CAD	59,000	38,950
0.500%, 12/01/30	CAD	281,000	165,681
Total Canada			204,631
CHILE — 0.8%
Chile Government International Bond
0.830%, 07/02/31	EUR	104,000	74,837
Total Chile			74,837

The accompanying notes are an integral part of the financial statements. 25

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2022

GLOBAL BONDS — continued
	Face Amount (Local Currency)
			Value (U.S. $)
FINLAND — 4.7%

Finland Government Bond
0.500%, 09/15/27 (A)	EUR	490,000	$440,781
Total Finland			440,781
FRANCE — 4.3%
French Republic Government Bond OAT
1.500%, 05/25/31	EUR	440,000	403,809
Total France			403,809
GERMANY — 4.8%
Bundesrepublik Deutschland Bundesanleihe
2.500%, 07/04/44	EUR	88,500	90,575
Deutsche Bahn Finance GMBH
1.375%, 03/03/34	EUR	125,000	96,659
Kreditanstalt fuer Wiederaufbau
2.050%, 02/16/26	JPY	37,000,000	264,121
Total Germany			451,355
ITALY — 10.3%
Enel Finance International
0.875%, 06/17/36	EUR	100,000	57,760
Italy Buoni Poliennali Del Tesoro
2.950%, 09/01/38 (A)	EUR	550,000	451,967
2.000%, 02/01/28	EUR	498,000	454,942
Total Italy			964,669
JAPAN — 19.7%
Japan Government Ten Year Bond
0.100%, 06/20/26	JPY	20,000,000	135,077
Japan Government Thirty Year Bond
2.400%, 12/20/34	JPY	42,500,000	348,603
1.700%, 03/20/44	JPY	31,000,000	231,563
0.300%, 06/20/46	JPY	96,800,000	529,469
Japan Government Twenty Year Bond
0.200%, 06/20/36	JPY	78,600,000	498,802

The accompanying notes are an integral part of the financial statements. 26

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2022

GLOBAL BONDS — continued
	Face Amount (Local Currency)		Value
			(U.S. $)
JAPAN (continued)
Sumitomo Mitsui Trust Bank
0.010%, 10/15/27	EUR	129,000	$108,416
Total Japan			1,851,930
MALAYSIA — 1.8%
Malaysia Government Bond
4.254%, 05/31/35	MYR	750,000	152,109
4.181%, 07/15/24	MYR	90,000	19,320
Total Malaysia			171,429
MEXICO — 4.9%
Mexican Bonos
8.000%, 11/07/47	MXN	11,250,000	464,592
Total Mexico			464,592
NETHERLANDS — 4.3%
Netherlands Government Bond
2.750%, 01/15/47 (A)	EUR	250,000	257,528
0.500%, 01/15/40 (A)	EUR	205,000	144,639
Total Netherlands			402,167
NEW ZEALAND — 2.0%
New Zealand Government Bond
2.000%, 05/15/32	NZD	385,000	185,887
Total New Zealand			185,887
NORWAY — 2.2%
Equinor
1.625%, 02/17/35	EUR	126,000	99,179
Kommunalbanken
0.050%, 10/24/29	EUR	131,000	105,665
Total Norway			204,844

The accompanying notes are an integral part of the financial statements. 27

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2022

GLOBAL BONDS — continued
	Face Amount (Local Currency)		Value (U.S. $)

POLAND — 1.1%
Republic of Poland Government Bond
2.500%, 07/25/26	PLN	606,000	$101,954
Total Poland			101,954
SOUTH KOREA — 2.2%
Korea Treasury Bond
1.250%, 09/10/23	KRW	305,280,000	209,741
Total South Korea			209,741
SUPRANATIONAL — 14.4%
Asian Development Bank
2.350%, 06/21/27	JPY	60,000,000	442,759

European Financial Stability Facility
0.950%, 02/14/28	EUR	485,000	437,640
European Investment Bank
2.150%, 01/18/27	JPY	65,500,000	476,790
Total Supranational			1,357,189
SWEDEN — 1.1%
Svenska Handelsbanken
0.050%, 09/06/28	EUR	133,000	106,753
Total Sweden			106,753
SWITZERLAND — 3.0%
Swiss Confederation Government Bond
4.000%, 02/11/23	CHF	15,000	15,131
1.500%, 07/24/25	CHF	52,000	53,198
1.250%, 06/11/24	CHF	212,000	214,248
Total Switzerland			282,577
UNITED KINGDOM — 6.5%
United Kingdom Gilt
4.250%, 09/07/39	GBP	202,000	241,529
1.500%, 07/22/47	GBP	153,000	112,681
1.250%, 10/22/41	GBP	140,000	104,890

The accompanying notes are an integral part of the financial statements. 28

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2022

GLOBAL BONDS — continued
	Face Amount (Local Currency)		Value (U.S. $)

UNITED KINGDOM (continued)
0.375%, 10/22/26	GBP	150,000	$151,622
Total United Kingdom			610,722
UNITED STATES — 0.9%
Wells Fargo
1.741%, 05/04/30	EUR	100,000	82,963
Total United States			82,963
Total Global Bonds
(Cost $12,098,772)			9,349,909
Total Value of Securities — 99.4%
(Cost $12,098,772)			$9,349,909

A list of the open forward foreign currency exchange contracts held by the Fund at October 31, 2022 is as follows:

						Unrealized
	Maturity	Currency to		Currency to		Appreciation
Counterparty	Date	Deliver		Receive		(Depreciation)
Brown Brothers Harriman	01/31/23	NZD	160,500	USD	93,166	$(286)
Brown Brothers Harriman	01/31/23	USD	533,608	EUR	528,000	(7,757)
Brown Brothers Harriman	01/31/23	USD	52,207	GBP	45,000	(439)
Brown Brothers Harriman	01/31/23	MXN	9,528,000	USD	468,639	(4,026)
Brown Brothers Harriman	01/31/23	CAD	276,500	USD	203,450	226
Brown Brothers Harriman	01/31/23	USD	93,667	HUF	39,391,000	(1,211)
Net Unrealized Depreciation on Forward Foreign Currency Exchange
Contracts						$(13,493)

Percentages are based on Net Assets of $9,403,150.
The accompanying notes are an integral part of the financial statements. 29

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2022

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of securities as of October 31, 2022, was $1,551,133 and represents 16.5% of Net Assets.

AUD —Australian Dollar

CAD —Canadian Dollar

CHF —Swiss Franc

EUR —Euro

GBP —Pound Sterling

HUF —Hungarian Forint

JPY —Japanese Yen

KRW —South Korean Won

MXN —Mexican Peso

MYR —Malaysian Ringgit

NZD —New Zealand Dollar

OAT —Obligations Assimilables du Trésor

PLN —Polish Zloty

USD —United States Dollar

The following is a summary of the inputs used as of October 31, 2022, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$9,349,909	$—	$9,349,909
Total Investments in
Securities	$—	$9,349,909	$—	$9,349,909

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$226	$—	$226
Unrealized Depreciation	—	(13,719)	—	(13,719)
Total Other Financial
Instruments	$—	$(13,493)	$—	$(13,493)

*Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements. 30

Gallery Trust	Mondrian Global Listed
Infrastructure Fund
October 31, 2022

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.3%
	Number of	Value
	Shares	(U.S. $)
AUSTRALIA — 3.7%
Aurizon Holdings Ltd	24,556	$56,861
Total Australia		56,861
CANADA — 7.9%
Enbridge Inc	1,487	57,937
TC Energy	1,419	62,328
Total Canada		120,265
CHILE — 3.4%
Enel Americas SA	526,148	52,130
Total Chile		52,130
CHINA — 5.7%
Guangdong Investment Ltd	68,000	42,881
Jiangsu Expressway Co Ltd Class H	62,000	43,678
Total China		86,559
FRANCE — 11.7%
Eiffage SA	670	60,611
Rubis SCA	2,621	59,575
Veolia Environnement SA	2,528	56,436
Total France		176,622

The accompanying notes are an integral part of the financial statements. 31

Gallery Trust	Mondrian Global Listed
Infrastructure Fund
October 31, 2022

COMMON STOCK — continued
	Number of	Value
	Shares	(U.S. $)
INDIA — 3.4%
Power Grid Corp of India Ltd	18,850	$51,954
Total India		51,954
ITALY — 7.7%
Enel SpA	13,620	60,826
Snam SpA	12,400	55,169
Total Italy		115,995
MALAYSIA — 3.9%
Westports Holdings	82,400	58,558
Total Malaysia		58,558
MEXICO — 8.2%
Aeroportuario Centro Norte SAB de CV B Class B	7,113	56,723
Promotora y Operadora de Infraestructura	8,876	66,768
Total Mexico		123,491
PORTUGAL — 4.2%
EDP - Energias de Portugal SA	14,678	64,187
Total Portugal		64,187
SPAIN — 8.0%
Iberdrola SA	6,894	70,003
Red Electrica Corp SA	3,147	50,849
Total Spain		120,852
UNITED KINGDOM — 3.2%
SSE PLC	2,678	47,787
Total United Kingdom		47,787
UNITED STATES — 28.3%
Health Care — 4.6%
HCA Healthcare Inc	317	68,938
Industrials — 7.3%
CSX*	1,852	53,819

The accompanying notes are an integral part of the financial statements. 32

Gallery Trust	Mondrian Global Listed
Infrastructure Fund
October 31, 2022

COMMON STOCK — continued
	Number of	Value
	Shares	(U.S. $)
UNITED STATES (continued)
Industrials (continued)
Norfolk Southern*	249	$56,790
		110,609
Real Estate — 3.1%
American Tower REIT	228	47,239
Utilities — 13.3%
Edison International	1,088	65,324
Eversource Energy	829	63,236
PPL Corporation	2,764	73,218
		201,778
Total United States		428,564
Total Common Stock
(Cost $1,683,279) .
		1,503,825
Total Value of Securities — 99.3%
(Cost $1,683,279)		$1,503,825

Percentages are based on Net Assets of $1,513,761.

* Non-income producing security.

Ltd. — Limited
PLC — Public Limited Company
REIT — Real Estate Investment Trust

As of October 31, 2022, all of the Fund's investments were considered Level 1, in accordance the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements. 33

Gallery Trust	Mondrian Global Equity
Value Fund
October 31, 2022

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.0%
	Number of	Value
	Shares	(U.S. $)
BRAZIL — 1.1%
Hypera SA	132,300	$1,306,736
Total Brazil		1,306,736
CHINA — 3.3%
Alibaba Group Holding Ltd *	184,400	1,443,553
Autohome Inc ADR	30,281	790,940
Midea Group Co Ltd Class A	188,155	1,035,824
Ping An Insurance Group Co of China Ltd Class H	191,500	766,034
Total China		4,036,351
FRANCE — 4.9%
Sanofi SA	29,053	2,507,385
Thales SA	13,889	1,765,824
Ubisoft Entertainment *	61,307	1,682,491
Total France		5,955,700

The accompanying notes are an integral part of the financial statements. 34

Gallery Trust	Mondrian Global Equity
Value Fund
October 31, 2022

COMMON STOCK — continued
	Number of	Value
	Shares	(U.S. $)
GERMANY — 0.9%
Continental AG	20,486	$1,062,472
Total Germany		1,062,472
HONG KONG — 1.1%
WH Group Ltd	2,632,457	1,331,378
Total Hong Kong		1,331,378
INDIA — 1.5%
Housing Development Finance Corp Ltd	63,034	1,880,721
Total India		1,880,721
ITALY — 3.3%
Enel SpA	684,674	3,057,686
Snam SpA	229,231	1,019,872
Total Italy		4,077,558
JAPAN — 16.6%
Fujitsu Ltd	23,300	2,683,430
Hitachi Ltd	58,100	2,641,353
Matsukiyococokara & Co	55,500	2,023,000
Mitsubishi Electric Corp	132,000	1,162,917
SCSK Corp	120,200	1,775,980
Sekisui Chemical Co Ltd	105,700	1,322,183
Sony Corp Group	41,100	2,760,730
Sundrug Co Ltd	136,800	3,183,214
Toyota Industries Corp	52,800	2,719,984
Total Japan		20,272,791
NETHERLANDS — 1.3%
Koninklijke Philips NV	123,333	1,562,307
Total Netherlands		1,562,307
PERU — 1.0%
Credicorp Ltd	8,300	1,214,788
Total Peru		1,214,788

The accompanying notes are an integral part of the financial statements. 35

Gallery Trust	Mondrian Global Equity
Value Fund
October 31, 2022

COMMON STOCK — continued
	Number of	Value
	Shares	(U.S. $)
SOUTH KOREA — 1.1%
LG Chem Ltd	2,962	$1,301,704
Total South Korea		1,301,704
TAIWAN — 1.1%
Taiwan Semiconductor Manufacturing Co Ltd	115,000	1,391,885
Total Taiwan		1,391,885
UNITED KINGDOM — 8.8%
Associated British Foods PLC	116,058	1,796,125
GSK PLC	106,493	1,744,942
Imperial Brands PLC	62,381	1,519,481
Lloyds Banking Group PLC	5,627,709	2,711,916
Unilever PLC	64,993	2,968,357
Total United Kingdom		10,740,821
UNITED STATES — 49.0%
Communication Services — 1.2%
Meta Platforms Inc Class A *	15,584	1,451,805
Consumer Discretionary — 0.5%
Dollar Tree Inc *	3,546	562,041
Consumer Staples — 5.7%
Colgate-Palmolive	41,345	3,052,915
Walmart Inc	27,199	3,871,234
		6,924,149
Energy — 2.3%
Exxon Mobil Corp	25,166	2,788,644
Financials — 10.8%
Berkshire Hathaway Class B *	10,253	3,025,558
Pinnacle Financial Partners	34,689	2,878,840
Progressive Corp	8,848	1,136,083
S&P Global Inc	6,452	2,072,705
Wells Fargo & Co	89,095	4,097,479
		13,210,665

The accompanying notes are an integral part of the financial statements. 36

Gallery Trust	Mondrian Global Equity
Value Fund
October 31, 2022

COMMON STOCK — continued
	Number of	Value
	Shares	(U.S. $)
UNITED STATES (continued)
Health Care — 12.5%
AbbVie Inc	25,746	$3,769,214
Centene Corp *	32,243	2,744,847
HCA Healthcare Inc	12,625	2,745,559
Johnson & Johnson	18,597	3,235,320
Laboratory Corp of America Holdings	13,361	2,964,272
		15,459,212
Industrials — 2.3%
Stericycle Inc *	63,972	2,851,872
Information Technology — 10.9%
Dell Technologies Inc Class C	86,026	3,303,398
Maximus Inc	29,530	1,821,115
Micron Technology Inc	30,401	1,644,694
Microsoft Corp	15,946	3,701,545
Sabre Corp *	134,514	781,526
Visa Inc Class A	10,643	2,204,804
		13,457,082
Materials — 1.4%
DuPont de Nemours*	30,370	1,737,164
Real Estate — 1.4%
American Tower REIT	8,048	1,667,465
Total United States		60,110,099
Total Common Stock
(Cost $136,304,453) .
		116,245,311

The accompanying notes are an integral part of the financial statements. 37

Gallery Trust	Mondrian Global Equity
Value Fund
October 31, 2022

PREFERRED STOCK — 1.3%
	Number of	Value
	Shares	(U.S. $)
SOUTH KOREA — 1.3%
Samsung Electronics Co Ltd**	42,112	$1,575,745
Total Preferred Stock
(Cost $2,106,396)
		1,575,745
Total Value of Securities — 96.3%
(Cost $138,410,849)		$117,821,056

Percentages are based on Net Assets of $122,313,356.

* Non-income producing security.
** There is currently no rate available.

ADR — American Depositary Receipt
Ltd. — Limited
PLC — Public Limited Company
REIT — Real Estate Investment Trust

As of October 31, 2022, all of the Fund's investments were considered Level 1, in accordance the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements. 38

Gallery Trust	October 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	Mondrian International Value Equity Fund	Mondrian Emerging Markets Value Equity Fund	Mondrian International Government Fixed Income Fund
Assets:
Investments (Cost $721,192,080, $23,548,243 and $12,098,772)	$593,351,278	$18,400,431	$9,349,909
Foreign currency (Cost $156,814, $3,844 and $2)	156,813	3,843	2
Cash	–	417,977	37,648
Receivable for investment securities sold	9,371,812	12,651	—
Reclaims receivable	3,541,406	755	—
Dividends and interest receivable	3,100,740	17,331	69,166
Receivable for capital shares sold	2,022,322	403	—
Unrealized appreciation on spot foreign currency contracts	20,451	1	—
Receivable from Investment Adviser	—	—	6,450
Unrealized appreciation on forward foreign currency contracts	—	—	226
Prepaid expenses	27,665	10,967	10,732
Total assets	611,592,487	18,864,359	9,474,133
Liabilities:
Payable due to Custodian	6,838,939	—	—
Payable for capital shares redeemed	2,261,723	—	14,907
Payable for investment securities purchased	1,939,903	—	—
Payable due to Investment Adviser	300,511	2,002	—
Payable due to Administrator	50,114	1,622	808
Audit fees payable	43,720	24,400	26,600
Chief Compliance Officer fees payable	6,932	226	117
Payable due to Trustees	735	24	12
Unrealized depreciation on spot foreign currency contracts	455	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	13,719
Accrued foreign capital gains tax	—	49,184	—
Other accrued expenses	92,550	44,772	14,820
Total liabilities	11,535,582	122,230	70,983
Net assets	$600,056,905	$18,742,129	$9,403,150

Net assets consist of:
Paid-in capital	$730,099,996	$130,694,506	$12,550,818
Total accumulated loss	(130,043,091)	(111,952,377)	(3,147,668)
Net assets	$600,056,905	$18,742,129	$9,403,150

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	51,649,034	3,158,003	1,396,211
Net Asset Value, Offering and Redemption Price Per Share	$11.62	$5.93	$6.73

The accompanying notes are an integral part of the financial statements. 39

Gallery Trust	October 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	Mondrian Global Listed Infrastructure Fund	Mondrian Global Equity Value Fund
Assets:
Investments (Cost $1,683,279 and $138,410,849)	$1,503,825	$117,821,056
Foreign currency (Cost $1,252 and $22,485)	1,245	22,484
Cash	25,869	1,394,976
Receivable from Investment Adviser	10,204	—
Reclaims receivable	4,242	54,141
Dividends receivable	940	256,887
Receivable for capital shares sold	—	2,893,000
Prepaid expenses	2,882	7,018
Total assets	1,549,207	122,449,562
Liabilities:
Audit fees payable	26,900	24,400
Accrued foreign capital gains tax	2,114	19,365
Payable due to Administrator	124	9,883
Chief Compliance Officer fees payable	18	1,363
Payable due to Trustees	2	145
Payable for capital shares redeemed	—	2,000
Payable due to Investment Adviser	—	52,501
Other accrued expenses	6,288	26,549
Total liabilities	35,446	136,206
Net assets	$1,513,761	$122,313,356

Net assets consist of:
Paid-in capital	$1,564,197	$144,140,917
Total accumulated loss	(50,436)	(21,827,561)
Net assets	$1,513,761	$122,313,356

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	152,218	11,585,428
Net Asset Value, Offering and Redemption Price Per Share	$9.94	$10.56

The accompanying notes are an integral part of the financial statements. 40

Gallery Trust	For the Year Ended October 31, 2022

STATEMENTS OF OPERATIONS

Mondrian International Value Equity Fund
Investment income
Dividends	$26,701,891
Less: foreign taxes withheld	(2,123,901)
Total investment income	24,577,990

Expenses
Investment advisory fees	4,451,242
Accounting and administration fees	670,561
Legal fees	125,023
Registration fees	77,423
Printing fees	63,148
Custodian fees	54,018
Dividend disbursing and transfer agent fees and expenses	52,951
Trustees’ fees and expenses	45,045
Audit fees	42,020
Chief Compliance Officer fees	16,571
Other	92,838
Total expenses	5,690,840
Less:
Investment advisory fees waived	(623,271)
Net expenses	5,067,569

Net investment income	19,510,421

Net realized gain/(loss) on:
Investments	1,132,579
Foreign currency transactions	(613,473)
Net realized gain	519,106
Net change in unrealized appreciation/(depreciation) on:
Investments	(176,058,972)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(587,767)
Net change in unrealized appreciation/(depreciation)	(176,646,739)
Net realized and unrealized loss	(176,127,633)
Net decrease in net assets resulting from operations	$(156,617,212)

The accompanying notes are an integral part of the financial statements. 41

Gallery Trust	For the Year Ended October 31, 2022

STATEMENTS OF OPERATIONS

Mondrian Emerging Markets Value Equity Fund
Investment income
Dividends	$744,275
Less: foreign taxes withheld	(83,024)
Total investment income	661,251

Expenses
Investment advisory fees	172,272
Dividend disbursing and transfer agent fees and expenses	31,424
Registration fees	28,007
Audit fees	24,400
Accounting and administration fees	22,493
Custodian fees	9,669
Legal fees	4,203
Printing fees	3,744
Trustees’ fees and expenses	1,528
Chief Compliance Officer fees	555
Other	11,235
Total expenses	309,530
Less:
Investment advisory fees waived	(98,244)
Net expenses	211,286

Net investment income	449,965

Net realized (loss) on:
Investments	(1,064,968)
Foreign currency transactions	(12,299)
Net realized loss	(1,077,267)
Net change in unrealized appreciation/(depreciation) on:
Investments	(6,857,670)
Accrued foreign capital gains tax on appreciated securities	51,129
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	53
Net change in unrealized appreciation/(depreciation)	(6,806,488)
Net realized and unrealized loss	(7,883,755)
Net decrease in net assets resulting from operations	$(7,433,790)

The accompanying notes are an integral part of the financial statements. 42

Gallery Trust	For the Year Ended October 31, 2022

STATEMENTS OF OPERATIONS

Mondrian International Government Fixed Income Fund
Investment income
Interest	$211,348
Less: foreign taxes withheld	(2,493)
Total investment income	208,855

Expenses
Investment advisory fees	63,167
Dividend disbursing and transfer agent fees and expenses	31,106
Audit fees	26,600
Registration fees	20,425
Accounting and administration fees	12,365
Custodian fees	5,522
Printing fees	3,773
Legal fees	2,373
Trustees’ fees and expenses	891
Chief Compliance Officer fees	351
Other	12,668
Total expenses	179,241
Less:
Investment advisory fees waived	(63,167)
Reimbursement from Investment Adviser	(40,274)
Net expenses	75,800

Net investment income	133,055

Net realized gain/(loss) on:
Investments	(729,270)
Foreign currency transactions	10,948
Foreign currency exchange contracts	(256,545)
Net realized loss	(974,867)
Net change in unrealized depreciation on:
Investments	(3,127,453)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(18)
Foreign currency exchange contracts	(8,612)
Net change in unrealized depreciation	(3,136,083)
Net realized and unrealized loss	(4,110,950)
Net decrease in net assets resulting from operations	$(3,977,895)

The accompanying notes are an integral part of the financial statements. 43

Gallery Trust	For the Year Ended October 31, 2022

STATEMENTS OF OPERATIONS

Mondrian Global Listed Infrastructure Fund
Investment income
Dividends	$80,082
Less: foreign taxes withheld	(5,313)
Total investment income	74,769

Expenses
Dividend disbursing and transfer agent fees and expenses	30,305
Audit fees	26,900
Registration fees	23,966
Investment advisory fees	14,247
Custodian fees	2,203
Accounting and administration fees	1,642
Printing fees	1,625
Legal fees	304
Trustees’ fees and expenses	109
Chief Compliance Officer fees	41
Other	4,622
Total expenses	105,964
Less:
Investment advisory fees waived	(14,247)
Reimbursement from Investment Adviser	(75,795)
Net expenses	15,922

Net investment income	58,847

Net realized gain/(loss) on:
Investments	82,723
Foreign currency transactions	(866)
Net realized gain	81,857
Net change in unrealized depreciation on:
Investments	(333,738)
Accrued foreign capital gains tax on appreciated securities	(215)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(454)
Net change in unrealized depreciation	(334,407)
Net realized and unrealized loss	(252,550)
Net decrease in net assets resulting from operations	$(193,703)

The accompanying notes are an integral part of the financial statements. 44

Gallery Trust	For the Year Ended October 31, 2022

STATEMENTS OF OPERATIONS

Mondrian Global Equity Value Fund
Investment income
Dividends	$2,549,993
Less: foreign taxes withheld	(176,122)
Total investment income	2,373,871

Expenses
Investment advisory fees	736,505
Accounting and administration fees	111,059
Dividend disbursing and transfer agent fees and expenses	32,883
Audit fees	24,400
Legal fees	20,299
Custodian fees	19,361
Registration fees	12,971
Printing fees	12,296
Trustees’ fees and expenses	6,755
Chief Compliance Officer fees	2,861
Other	23,667
Total expenses	1,003,057
Less:
Investment advisory fees waived	(164,574)
Net expenses	838,483

Net investment income	1,535,388

Net realized loss on:
Investments	(1,386,760)
Foreign currency transactions	(17,104)
Foreign currency exchange contracts	(38,883)
Net realized loss	(1,442,747)
Net change in unrealized depreciation on:
Investments	(22,588,268)
Accrued foreign capital gains tax on appreciated securities	(10,199)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(9,170)
Net change in unrealized depreciation	(22,607,637)
Net realized and unrealized loss	(24,050,384)
Net decrease in net assets resulting from operations	$(22,514,996)

The accompanying notes are an integral part of the financial statements. 45

Gallery Trust	Mondrian International Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended October 31, 2022	Year ended October 31, 2021
Operations:
Net investment income	$19,510,421	$19,553,015
Net realized gain	519,106	19,663,267
Net change in unrealized appreciation/ (depreciation)	(176,646,739)	135,289,917
Net increase/(decrease) in net assets resulting from operations	(156,617,212)	174,506,199
Distribution of Income	(22,825,062)	(13,339,486)
Capital share transactions: (1)
Issued	189,114,131	183,891,112
Reinvestment of dividends	18,501,009	10,834,756
Redeemed	(138,517,949)	(109,187,211)
Net increase in net assets from capital share
transactions	69,097,191	85,538,657
Total increase/(decrease) in net assets	(110,345,083)	246,705,370
Net assets:
Beginning of year	710,401,988	463,696,618
End of year	$600,056,905	$710,401,988

(1)	See Note 8- Share transactions in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements. 46

Gallery Trust	Mondrian Emerging Markets Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended October 31, 2022	Year ended October 31, 2021
Operations:
Net investment income	$449,965	$323,947
Net realized gain/(loss)	(1,077,267)	1,412,534
Net change in unrealized appreciation/(depreciation)	(6,806,488)	(845,107)
Net increase/(decrease) in net assets resulting from operations	(7,433,790)	891,374
Distribution of Income	(299,357)	(480,237)
Capital share transactions: (1)
Issued	6,670,832	15,758,497
Reinvestment of dividends	298,968	479,107
Redeemed	(5,674,705)	(4,536,754)
Net increase in net assets from capital share transactions	1,295,095	11,700,850
Total increase/(decrease) in net assets	(6,438,052)	12,111,987
Net assets:
Beginning of year	25,180,181	13,068,194
End of year	$18,742,129	$25,180,181

(1)	See Note 8- Share transactions in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements. 47

Gallery Trust	Mondrian International Government Fixed Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended October 31, 2022	Year ended October 31, 2021
Operations:
Net investment income	$133,055	$110,272
Net realized gain/(loss)	(974,867)	646,459
Net change in unrealized appreciation/ (depreciation)	(3,136,083)	(1,809,746)
Net decrease in net assets resulting from operations	(3,977,895)	(1,053,015)
Distribution of Income	(67,421)	(993,720)
Capital share transactions: (1)
Issued	106,997	1,775,056
Reinvestment of dividends	66,882	982,467
Redeemed	(2,754,766)	(8,953,610)
Net decrease in net assets from capital share transactions	(2,580,887)	(6,196,087)
Total decrease in net assets	(6,626,203)	(8,242,822)
Net assets:
Beginning of year	16,029,353	24,272,175
End of year	$9,403,150	$16,029,353

(1)	See Note 8- Share transactions in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements. 48

Gallery Trust	Mondrian Global Listed Infrastructure Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended October 31, 2022	Year ended October 31, 2021
Operations:
Net investment income	$58,847	$38,774
Net realized gain	81,857	79,283
Net change in unrealized appreciation/(depreciation)	(334,407)	231,612
Net increase/(decrease) in net assets resulting from operations	(193,703)	349,669
Distribution of Income	(118,654)	(43,672)
Distribution of Net Realized Gains	—	(49,270)
Total distributions	(118,654)	(92,942)
Capital share transactions: (1)
Reinvestment of dividends	118,654	92,942
Net increase in net assets from capital share transactions	118,654	92,942
Total increase/(decrease) in net assets	(193,703)	349,669
Net assets:
Beginning of year	1,707,464	1,357,795
End of year	$1,513,761	$1,707,464

(1)	See Note 8- Share transactions in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements. 49

Gallery Trust	Mondrian Global Equity Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended October 31, 2022	Year ended October 31, 2021
Operations:
Net investment income	$1,535,388	$476,293
Net realized loss	(1,442,747)	(314,033)
Net change in unrealized appreciation/(depreciation)	(22,607,637)	1,974,977
Net increase/(decrease) in net assets resulting from operations	(22,514,996)	2,137,237
Distribution of Income	(1,455,180)	(48,411)
Capital share transactions: (1)
Issued	92,160,663	90,157,272
Reinvestment of dividends	1,345,410	48,411
Redeemed	(30,744,183)	(11,376,656)
Net increase in net assets from capital share transactions	62,761,890	78,829,027
Total increase in net assets	38,791,714	80,917,853
Net assets:
Beginning of year	83,521,642	2,603,789
End of year	$122,313,356	$83,521,642

(1)	See Note 8- Share transactions in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements. 50

Gallery Trust	Mondrian International Value Equity Fund

FINANCIAL HIGHLIGHTS

Selected per share data & ratios
for a share outstanding throughout the year

	Year Ended 10/31/22	Year Ended 10/31/21		Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Net asset value, beginning of year	$15.19	$11.37		$14.69	$14.48	$15.97
Income/(loss) from operations:(1)
Net investment income	0.39	0.43		0.28	0.48	0.47
Net realized and unrealized gain/(loss)	(3.48)	3.71		(2.72)	0.56	(1.48)
Total from operations	(3.09)	4.14		(2.44)	1.04	(1.01)
Dividends and distributions from:
Net investment income	(0.48)	(0.32)		(0.51)	(0.39)	(0.48)
Net realized gains	—	—		(0.37)	(0.44)	—
Total dividends and distributions	(0.48)	(0.32)		(0.88)	(0.83)	(0.48)
Net asset value, end of year	$11.62	$15.19		$11.37	$14.69	$14.48
Total return*	(20.98)%	36.72	%(2)	(17.88)%	7.93%	(6.56)%
Ratios and supplemental data
Net assets, end of year ($ Thousands)	$600,057	$710,402		$463,697	$607,302	$537,587
Ratio of expenses to average net assets (including waivers and reimbursements)	0.74%	0.73%		0.79%	0.79%	0.79%
Ratio of expenses to average net assets (excluding waivers and reimbursements)	0.83%	0.85%		0.94%	0.89%	0.88%
Ratio of net investment income to average net assets	2.85%	2.97%		2.26%	3.40%	2.96%
Portfolio turnover rate	23%	19%		24%	23%	23	%(3)

*
Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Per share calculations were performed using average shares for the period.
(2)	If not for the one-time Fortis Group litigation payment, the Total return would have been 36.42%.
(3)	Excludes the value of Portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements. 51

Gallery Trust	Mondrian Emerging Markets Value Equity Fund

FINANCIAL HIGHLIGHTS

Selected per share data & ratios
for a share outstanding throughout the year or period

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Period ended 10/31/18(1)	Year Ended 3/31/18(2)
Net asset value, beginning of period	$8.43	$7.62	$7.40	$7.07	$8.59	$7.71
Income/(loss) from operations:(3)
Net investment income	0.14	0.14	0.12	0.16	0.15	0.19
Net realized and unrealized gain/(loss)	(2.54)	0.95	0.30	0.58	(1.45)	0.92
Total from operations	(2.40)	1.09	0.42	0.74	(1.30)	1.11
Dividends and distributions from:
Net investment income	(0.10)	(0.28)	(0.20)	(0.41)	(0.22)	(0.23)
Total dividends and distributions	(0.10)	(0.28)	(0.20)	(0.41)	(0.22)	(0.23)
Net asset value, end of period	$5.93	$8.43	$7.62	$7.40	$7.07	$8.59
Total return*	(28.80)%	14.27%	5.67%	11.12%	(15.26)%	14.55%
Ratios and supplemental data
Net assets, end of period ($ Thousands)	$18,742	$25,180	$13,068	$47,496	$89,378	$314,259
Ratio of expenses to average net assets (including waivers and reimbursements)	0.92%	0.92%	0.92%	0.92%	1.18%†	1.19	%(4)
Ratio of expenses to average net assets (excluding waivers and reimbursements)	1.35%	1.39%	1.41%	1.13%	1.26%†	1.21	%(4)
Ratio of net investment income to average net assets	1.96%	1.57%	1.67%	2.16%	3.25%†	2.30	%(4)
Portfolio turnover rate	39%	49%	48%	37%	62%‡	39%

*
Total Return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

†	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)
For the period April 1, 2018 to October 31, 2018. On September 24, 2018, the Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) was reorganized into the Gallery Trust Mondrian Emerging Markets Equity Fund (the “Emerging Markets Fund”). Information presented prior to September 24, 2018 is that of the Emerging Markets Predecessor Fund. Effective October 31, 2018, the Emerging Markets Fund changed its fiscal year end to October 31. See Note 1 in Notes to Financial Statements.

(2)
Effective July 25, 2017, the Investor Share class, the Select Share class, and the Institutional Share class were consolidated into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.

(3)	Per share calculations were performed using average shares for the period.
(4)
The ratio of net operating expenses and gross operating expenses would have been 1.20% and 1.22%, respectively, and the ratio of net investment income would have been 2.29%, if the custody out-of-pocket fee reimbursement had not been included.

The accompanying notes are an integral part of the financial statements. 52

Gallery Trust	Mondrian International Government Fixed Income Fund

FINANCIAL HIGHLIGHTS

Selected per share data & ratios
for a share outstanding throughout the year or period

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Period ended 10/31/18(1)	Year Ended 3/31/18
Net asset value, beginning of period	$9.40	$10.29	$10.11	$9.55	$10.44	$9.32
Income/(loss) from operations:(2)
Net investment income	0.09	0.05	0.09	0.12	0.06	0.08
Net realized and unrealized gain/(loss)	(2.72)	(0.52)	0.53	0.88	(0.86)	1.04
Total from operations	(2.63)	(0.47)	0.62	1.00	(0.80)	1.12
Dividends and distributions from:
Net investment income	(0.04)	(0.42)	(0.38)	(0.37)	—	—	*
Net realized gains	—	—	(0.06)	(0.07)	(0.09)	—
Total dividends and distributions	(0.04)	(0.42)	(0.44)	(0.44)	(0.09)	—	*
Net asset value, end of period	$6.73	$9.40	$10.29	$10.11	$9.55	$10.44
Total return†	(28.08)%	(4.88)%	6.46%	10.79%	(7.69)%	12.03%
Ratios and supplemental data
Net assets, end of period ($ Thousands)	$9,403	$16,029	$24,272	$28,117	$37,126	$84,330
Ratio of expenses to average net assets (including waivers and reimbursements)	0.60%	0.60%	0.60%	0.60%	0.74%‡	0.74	%(3)
Ratio of expenses to average net assets (excluding waivers and reimbursements)	1.42%	0.98%	1.05%	1.02%	0.86%‡	0.81	%(3)
Ratio of net investment income to average net assets	1.05%	0.46%	0.88%	1.19%	0.96%‡	0.84	%(3)
Portfolio turnover rate	39%	26%	15%	42%	32%§	52%

*	Value is less than ($0.005) per share.
†
Total Return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Annualized.
(1)
For the period April 1, 2018 to October 31, 2018. On September 24, 2018, the Laudus Mondrian International Government Fixed Income Fund (the “Fixed Income Predecessor Fund”) was reorganized into the Gallery Trust Mondrian International Government Fixed Income Fund (the “Fixed Income Fund”). Information presented prior to September 24, 2018 is that of the Fixed Income Predecessor Fund. Effective October 31, 2018, the Fixed Income Fund changed its fiscal year end to October 31. See Note 1 in Notes to Financial Statements.

(2)	Per share calculations were performed using average shares for the period.
(3)
The ratio of net operating expenses and gross operating expenses would have been 0.75% and 0.82%, respectively, and the ratio of net investment income would have been 0.83%, if the custody out-of-pocket fee reimbursement had not been included.

§	Portfolio turnover is for the period indicated and has not been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements. 53

Gallery Trust	Mondrian Global Listed Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected per share data & ratios
for a share outstanding throughout the year or period

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Period Ended October 31, 2019*
Net asset value, beginning of period	$12.03	$10.17	$12.14	$10.00
Income/(loss) from operations:(1)
Net investment income	0.39	0.28	0.41	0.30
Net realized and unrealized gain/(loss)	(1.66)	2.27	(1.58)	1.85
Total from operations	(1.27)	2.55	(1.17)	2.15
Dividends and distributions from:
Net investment income	(0.27)	(0.32)	(0.41)	(0.01)
Net realized gains	(0.55)	(0.37)	(0.39)	—
Total dividends and distributions	(0.82)	(0.69)	(0.80)	(0.01)
Net asset value, end of period	$9.94	$12.03	$10.17	$12.14
Total return†	(11.38)%	25.70%	(10.56)%	21.49%
Ratios and supplemental data
Net assets, end of period ($ Thousands)	$1,514	$1,707	$1,358	$1,519
Ratio of expenses to average net assets (including waivers and reimbursements)	0.95%	0.95%	0.95%	0.95	%‡
Ratio of expenses to average net assets (excluding waivers and reimbursements)	6.32%	5.08%	7.42%	8.67	%‡
Ratio of net investment income to average net assets	3.51%	2.36%	3.76%	3.15	%‡
Portfolio turnover rate	26%	39%	44%	31	%§

*	Commenced operations December 17, 2018.
†
Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Annualized.
§	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements. 54

Gallery Trust	Mondrian Global Equity Value Fund

FINANCIAL HIGHLIGHTS

Selected per share data & ratios
for a share outstanding throughout the year or period

	Year Ended 10/31/22	Year Ended 10/31/21	Period Ended October 31, 2020*
Net asset value, beginning of period	$12.88	$10.22	$10.00
Income/(loss) from operations:(1)
Net investment income	0.16	0.16	0.05
Net realized and unrealized gain/(loss)	(2.29)	2.68	0.17
Total from operations	(2.13)	2.84	0.22
Dividends and distributions from:
Net investment income	(0.08)	(0.18)	—
Net realized gains	(0.11)	—	—
Total dividends and distributions	(0.19)	(0.18)	—
Net asset value, end of period	$10.56	$12.88	$10.22
Total return†	(16.75)%	28.09%	2.20%
Ratios and supplemental data
Net assets, end of period ($ Thousands)	$122,313	$83,522	$2,604
Ratio of expenses to average net assets (including waivers and reimbursements)	0.74%	0.74%	0.74	%‡
Ratio of expenses to average net assets (excluding waivers and reimbursements)	0.89%	1.17%	9.16	%‡
Ratio of net investment income to average net assets	1.36%	1.29%	1.42	%‡
Portfolio turnover rate	46%	64%	10%§

*	Commenced operations June 30, 2020.
†
Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Annualized.
§	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements. 55

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization
Gallery Trust (the “Trust”), is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated August 25, 2015. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end investment management company with five funds. The financial statements herein are those of the Mondrian International Value Equity Fund (formerly, Mondrian International Equity Fund) (the “International Fund”), Mondrian Emerging Markets Value Equity Fund (formerly, the Mondrian Emerging Markets Equity Fund) (the “Emerging Markets Fund”) the Mondrian International Government Fixed Income Fund (the “International Government Fixed Income Fund”), the Mondrian Global Listed Infrastructure Fund (the “Global Listed Infrastructure Fund”), and the Mondrian Global Equity Value Fund (the “Global Equity Value Fund”) (each a “Fund” and collectively the “Funds”). The International Fund, Emerging Markets Fund and Global Listed Infrastructure Fund are classified as diversified, and the Fixed Income Fund and Global Equity Value Fund are classified as “non-diversified” under the 1940 Act. The investment objective of the International Fund is to seek longterm total return by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The investment objective of the Emerging Markets Fund is to seek long-term capital appreciation. The investment objective of the Fixed Income Fund is to seek long-term total return consistent with its value-oriented investment approach. The investment objective of the Global Listed Infrastructure Fund is to seek long-term total return by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of infrastructure companies listed on a domestic or foreign exchange. The investment objective of the Global Equity Value Fund is to seek long-term total return. Mondrian Investment Partners Limited, a limited company organized under the laws of England and Wales in 1990, serves as the Funds’ investment adviser (“Mondrian” or the “Adviser”). The Adviser makes investment decisions for the Funds and reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust.
The International Fund operated as The International Equity Portfolio, a series of Delaware Pooled Trust (the “International Predecessor Fund”), prior to the International Fund’s acquisition of the assets and assumption of the liabilities of the International Predecessor Fund (the “Reorganization”) on March 14, 2016 in a tax-free transaction. The International Fund had no operations prior to the Reorganization. The International Predecessor Fund was managed by Delaware Management Company, a series of Delaware Management Business Trust (the

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

“Delaware Predecessor Adviser”), and sub-advised by Mondrian Investment Partners Limited. The International Predecessor Fund had substantially similar investment objectives and strategies as those of the International Fund. The financial statements and financial highlights reflect the financial information of the International Predecessor Fund for periods prior to March 14, 2016.
The Emerging Markets Fund and Fixed Income Fund operated as Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) and Laudus Mondrian International Government Fixed Income Fund (the “Fixed Income Predecessor Fund”) and, together, were a series of Laudus Trust. Each Predecessor Fund was managed by Charles Schwab Investment Management, Inc. (the “Predecessor Adviser”), and sub-advised by Mondrian. Each Fund has the same objective and substantially similar investment strategies as those of its Predecessor Fund. Each Fund acquired the assets and assumed all of the liabilities of its Predecessor Fund (the “Reorganization”) on September 24, 2018 in a tax-free transaction. The Funds had no operations prior to the Reorganization. The financial statements and financial highlights reflect the financial information of the Predecessor Funds for periods prior to September 24, 2018.
Effective October 31, 2018, the Emerging Markets Fund and International Government Fixed Income Fund changed their fiscal year end from March 31 to October 31.
The Global Listed Infrastructure Fund commenced operations on December 17, 2018.
The Global Equity Value Fund commenced operations on June 30, 2020.
On June 23, 2022, the Trust’s Board of Trustees approved the closing of Mondrian U.S. Small Cap Equity Fund to new investors and the subsequent liquidation of the Fund on July 11, 2022.
2. Significant accounting policies
The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).
Use of estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.
Valuation of investments — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ , the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Board”). The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates.
Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Board and were implemented through a Fair Value Committee designated by the Board.
Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.
The Funds use Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Funds’ Administrator and requests that a meeting of the Committee be held.
If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.
Level 3 — Inputs are unobservable inputs for the asset or liability, and

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

include situations where there is little, if any, market activity for the asset or liability.
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
Fair value measurement classifications are summarized in the Funds’ Schedule of Investments.
Federal income taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “morelikely- than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likelythan- not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the year ended October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2022, the Funds did not incur any interest or penalties.
Security transactions, dividend and investment income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

and included in interest income. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend, net of withholding taxes, if such information is obtained subsequent to the exdividend date.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations.
Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.
Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Funds may also engage in currency transactions to enhance the Funds’ returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2022, if applicable.
For the year ended October 31, 2022, the average balances of forward foreign currency exchange contracts for the International Government Fixed Income Fund were as follows:

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

Average Monthly Notional Contracts Purchased	$(1,568,990)
Average Monthly Notional Contracts Sold	1,556,778

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Funds have entered into netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.
For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Noncash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged for the International Government Fixed Income Fund as of October 31, 2022:

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Gross Assets Recognized in the Statement of Assets and Liabilities	Gross Liabilities Recognized in the Statement of Assets and Liabilities	Net Amount Available be Offset	Cash Collateral Pledged or (Received)	Net Amount †
Brown Brothers Harriman	$226	$(13,719)	$(13,493)	$—	$(13,493)
Total	$226	$(13,719)	$(13,493)	$—	$(13,493)

†
Represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Dividends and distributions to shareholders — The International Fund, Emerging Markets Fund and Global Listed Infrastructure Fund distribute their net investment income at least annually. The Fixed Income Fund distributes its net investment income quarterly. For each Fund, net realized capital gains, if any, are distributed at least annually. All distributions are recorded on ex-dividend date.
Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.
Investments in REITs — Dividend income from Real Estate Investment Trusts (“REIT”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts.
3. Transactions with affiliates
Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.
A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.
4. Administration, Custodian and Transfer Agent Agreements
The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2022, the amounts paid for these services are represented in the table below:
Accounting and Administration Fees
International Value Equity Fund	$670,561
Emerging Markets Value Equity Fund	22,493
International Government Fixed Income Fund	2,365
Global Listed Infrastructure Fund	1,642
Global Equity Value Fund	111,059

Expenses incurred under the agreements are shown on the Statement of Operations as “Accounting and administration fees”.
Brown Brothers Harriman & Co., (the “Custodian”) serves as the Funds’ Custodian pursuant to a custody agreement. Apex Fund Services (the “Transfer Agent”) serves as the Funds’ Transfer Agent pursuant to a transfer agency agreement.
5. Investment Advisory Agreement
Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate for each fund. The table

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

below shows the rate of each Fund’s investment advisory fee.
Advisory Fee
International Value Equity Fund	0.65%
Emerging Markets Value Equity Fund	0.75%
International Government Fixed Income Fund	0.50%
Global Listed Infrastructure Fund	0.85%
Global Equity Value Fund	0.65%

Prior to September 24, 2018, the Predecessor Adviser was paid a fee at an annual rate of 1.00% of the Emerging Markets Predecessor Fund’s average daily net assets and 0.60% of the average daily net assets of the Fixed Income Predecessor Fund’s average daily net assets. The Predecessor Adviser paid Mondrian a subadvisory fee for its services as sub-adviser to each Predecessor Fund out of the advisory fees that the Predecessor Adviser received from the Predecessor Fund.
The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine (collectively “excluded expenses”)) from exceeding the below percentages of the average daily net assets of the Funds until February 28, 2023 (the “Expense Limitation”). Refer to waiver of investment advisory fees and the Reimbursement from Investment Advisor on the Statement of Operations for fees waived and expenses reimbursed for the year ended October 31, 2022.
Expense Limitation
International Value Equity Fund	0.74%
Emerging Markets Value Equity Fund	0.92%
International Government Fixed Income Fund	0.60%
Global Listed Infrastructure Fund	0.95%
Global Equity Value Fund	0.74%

This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2023.
Prior to September 24, 2018, the Predecessor Adviser had contractually agreed through July 30, 2019, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 1.20% and 0.75%

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

of the average daily net assets of the Emerging Markets Predecessor Fund and Fixed Income Predecessor Fund respectively.
6. Investment transactions
The cost of purchases and proceeds from security sales other than long-term U.S. Government and short-term securities for the year ended October 31, 2022, are as follows:
	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
International Value Equity Fund	$219,988,117	$153,852,440	$—	$—
Emerging Markets Value Equity Fund	10,096,683	8,713,191	—	—
International Government Fixed Income Fund	4,933,399	7,527,248	—	—
Global Listed Infrastructure Fund	472,008	428,808	—	—
Global Equity Value Fund	110,850,663	51,156,578	—	—

7. Federal tax information
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.
The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distribution on REITs, investments in PFICs, net operating losses offset to short-term capital gain and distribution reclassification. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2022, is primarily related to net operating loss and distribution in excess:

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

	Distributable Earnings	Paid-in Capital
International Government Fixed Income Fund	$1,402,115	$(1,402,115)

These reclassifications have no impact on net assets or net asset value per share.
The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for forwards, foreign currency transactions, wash sale loss deferrals, investments in REIT’s and investments in PFICs. Distributions during the years ended October 31, 2022 and October 31, 2021, unless otherwise noted, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
International Value Equity Fund
2022	$22,825,062	$–	$22,825,062
2021	13,339,486	–	13,339,486
Emerging Markets Value Equity Fund
2022	299,357	–	299,357
2021	480,237	–	480,237
International Government Fixed Income Fund
2022	67,421	–	67,421
2021	993,720	–	993,720
Global Listed Infrastructure Fund
2022	61,287	57,367	118,654
2021	43,672	49,270	92,942
Global Equity Value Fund
2022	1,358,775	96,405	1,455,180
2021	48,411	–	48,411

As of October 31, 2022, the components of Distributable Earnings on a tax basis were as follows:

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

	International Value Equity Fund	Emerging Markets Value Equity Fund	International Government Fixed Income Fund
Undistributed Ordinary Income	$13,862,633	$532,675	$–
Undistributed Long-Term Capital Gain	3,827,644	–	–
Capital Loss Carryforwards	–	(105,909,447)	(263,398)
Late-Year Loss Deferral	–	–	–
Unrealized Depreciation	(147,733,362)	(6,575,602)	(2,878,257)
Other Temporary Differences	(6)	(3)	(6,013)*
Total Accumulated Losses	$(130,043,091)	$(111,952,377)	$(3,147,668)

	Global Listed Infrastructure Fund	Global Equity Value Fund
Undistributed Ordinary Income	$51,842	$2,671,934
Undistributed Long-Term Capital Gain	81,985	416,797
Capital Loss Carryforwards	–	–
Late-Year Loss Deferral	–	–
Unrealized Depreciation	(184,262)	(24,916,293)
Other Temporary Differences	(1)	1
Total Accumulated Losses	$(50,436)	$(21,827,561)

*	Other Temporary Difference relates primarily to foreign currency straddles.

Capital losses that are carried forward will retain their character as either shortterm or long-term capital losses. The Funds have capital losses carried forward as follows:
	Total
Emerging Markets Value Equity Fund	$105,909,447	*
International Government Fixed Income Fund	263,398

*	The utilization of this amount is subject to significant limitation under IRC section 382-384.

During the fiscal year ended October 31, 2022, the following Funds utilized capital loss carryforward to offset capital gains:
Amount Utilized
International Value Equity Fund	$957,022

For Federal income tax purposes the difference between Federal tax cost and

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

book cost primarily relates to passive foreign investment companies, foreign capital gains tax, forwards and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2022, were as follows:
	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value Equity Fund	$740,523,668	$16,652,979	$(164,386,341)	$(147,733,362)
Emerging Markets Value Equity Fund	24,973,013	1,192,190	(7,767,792)	(6,575,602)
International Government Fixed Income Fund	12,226,590	6,008	(2,884,265)	(2,878,257)
Global Listed Infrastructure Fund	1,687,644	110,599	(294,861)	(184,262)
Global Equity Value Fund	142,727,474	5,362,818	(30,279,111)	(24,916,293)

8. Share transactions
The share transactions are shown below:
	Mondrian International Value Equity Fund
	Year ended October 31, 2022	Year ended October 31, 2021
Shares transactions:
Institutional Class shares
Issued	14,067,418	12,624,378
Reinvestment of dividends	1,267,192	795,503
Redeemed	(10,437,988)	(7,437,597)
Net increase in shares outstanding	4,896,622	5,982,284

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

	Mondrian Emerging Markets Value Equity Fund
	Year ended October 31, 2022	Year ended October 31, 2021
Shares transactions:
Institutional Class shares
Issued	913,090	1,728,950
Reinvestment of dividends	36,910	55,324
Redeemed	(780,254)	(511,777)
Net increase in shares outstanding	169,746	1,272,497

	Mondrian International Government Fixed Income Fund
	Year ended October 31, 2022	Year ended October 31, 2021
Shares transactions:
Institutional Class shares
Issued	11,623	175,808
Reinvestment of dividends	7,246	95,085
Redeemed	(328,301)	(923,881)
Net decrease in shares outstanding	(309,432)	(652,988)

	Mondrian Global Listed Infrastructure Fund
	Year ended October 31, 2022	Year ended October 31, 2021
Shares transactions:
Institutional Class shares
Issued	—	—
Reinvestment of dividends	10,291	8,368
Net increase in shares outstanding	10,291	8,368

	Mondrian Global Equity Value Fund
	Year ended October 31, 2022	Year ended October 31, 2021
Shares transactions:
Institutional Class shares
Issued	7,716,287	7,121,513
Reinvestment of dividends	105,994	4,212
Redeemed	(2,722,996)	(894,422)
Net increase in shares outstanding	5,099,285	6,231,303

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

9. Risks associated with financial instruments
As with all mutual funds, a shareholder of a Fund is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value and ability to meet its investment objective. A more complete description of risks associated with each Fund is included in the prospectus.
Active management risk
The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by the Funds fail to produce the intended results, the Funds could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.
Equity risk
Since it purchases equity securities, the Funds are subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.
Convertible securities risk
The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Large capitalization company risk
The large capitalization companies in which the Funds may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

Preferred stocks risk
Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Foreign company risk
Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.
Emerging markets securities risk
The Funds’ investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign currency risk
As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.
Depositary receipts risk
Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Funds will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk
The Funds’ use of forward contracts and participatory notes is subject to market risk, correlation risk, credit risk, valuation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is described below. The Funds’ use of forwards is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

potential gain that may result from the increase in value of the hedged asset. To the extent that the Funds engage in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Funds to lose more than the principal amount invested in a derivative instrument.
Liquidity risk
Certain securities may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to lower the price, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.
Portfolio turnover risk
Due to their investment strategies, the Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
Large purchase and redemption risk
Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.
Fixed income risk
Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity of a fixed income security, the more likely its value will decline when interest rates rise. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.
Zero-coupon bond risk
The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

of a zero coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
Foreign sovereign debt securities risk
The Funds’ investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
Foreign government agencies risk
Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.
Supranational entities risk
Government members, or “stockholders,” usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Funds may lose money on such investments.

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

Corporate fixed income securities risk
Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.
Investment Style Risk
The Mondrian Global Equity Value Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued to the Adviser in light of factors such as the company’s earnings, book value, revenues or cash flow. The Adviser’s methodology for analyzing value may differ from other market approaches. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.
Small- and Mid-Capitalization Company Risk
The small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, smalland mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.
Rights and Warrants Risk
Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/ or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.
Private Placements Risk
Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.
Risks of Investing in Other Investment Companies
To the extent a Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.
Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.
REITs Risk
REITs are pooled investment vehicles that own, and usually operate, incomeproducing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

MLPs Risk
MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, such as the energy industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. A Fund’s investment in MLPs may result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the MLPs’ operating expenses, in addition to paying Fund expenses. MLP operating expenses are not reflected in the fee table and example in this prospectus.
Energy companies are affected by worldwide energy prices and costs related to energy production. These companies may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.
Geographic Focus Risk
To the extent that a Fund focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Stock Connect Investing Risk
Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.
U.S. Government Securities Risk
A Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.
High Yield Bond Risk
High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investmentgrade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.
Non-diversification risk
The Fixed Income Fund and Global Equity Value Fund are classified as “nondiversified,” which means they may invest a larger percentage of their assets in a

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

smaller number of issuers than diversified funds. To the extent the Funds invest their assets in a smaller number of issuers, the Funds will be more susceptible to negative events affecting those issuers than diversified funds.
Market Risk
The prices of and the income generated by a Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.
10. Indemnifications
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
11. Borrowing from banks
The Funds have access to custodian overdraft facilities. A Fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate. For the year ended October 31, 2022, none of the Funds incurred any interest expense.

Gallery Trust	October 31, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

12. Other
At October 31, 2022, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders was as follows:
	No. of Shareholders	% Ownership
International Value Equity Fund	3	60%
Emerging Markets Value Equity Fund	2	89%
International Government Fixed Income Fund	2	82%
Global Listed Infrastructure Fund	1	100%
Global Equity Value Fund	2	74%

13. Subsequent events
The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2022.

Gallery Trust	October 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Gallery Trust and Shareholders of Mondrian International Value Equity Fund, Mondrian Emerging Markets Value Equity Fund, Mondrian International Government Fixed Income Fund, Mondrian Global Listed Infrastructure Fund and Mondrian Global Equity Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mondrian International Value Equity Fund, Mondrian Emerging Markets Value Equity Fund, Mondrian International Government Fixed Income Fund, Mondrian Global Listed Infrastructure Fund and Mondrian Global Equity Value Fund (constituting Gallery Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Gallery Trust	October 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 30, 2022

We have served as the auditor of one or more investment companies in Mondrian Investment Partners Limited since 2016.

Gallery Trust	October 31, 2022
(Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2022 to October 31, 2022.
The table on the next page illustrates your Fund’s costs in two ways:
Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Gallery Trust	October 31, 2022
(Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Mondrian International Value Equity Fund
Actual Fund Return	$1,000.00	$851.30	0.74%	$3.45
Hypothetical 5% Return	$1,000.00	$1,021.48	0.74%	$3.77
Mondrian Emerging Markets Value Equity Fund
Actual Fund Return	$1,000.00	$837.60	0.92%	$4.26
Hypothetical 5% Return	$1,000.00	$1,020.57	0.92%	$4.69
Mondrian International Government Fixed Income Fund
Actual Fund Return	$1,000.00	$851.90	0.60%	$2.80
Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06
Mondrian Global Listed Infrastructure Fund
Actual Fund Return	$1,000.00	$879.60	0.95%	$4.50
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
Mondrian Global Equity Value Fund
Actual Fund Return	$1,000.00	$902.60	0.74%	$3.55
Hypothetical 5% Return	$1,000.00	$1,021.48	0.74%	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Gallery Trust	October 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE GALLERY TRUST

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” persons of the

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES MEMBER[3,4]
WILLIAM DORAN 1701 Market Street Philadelphia, PA 19103 (Born: 1940)	Chairman of the Board of Trustees (Since 2014)
Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978

INDEPENDENT TRUSTEES [4]
JON HUNT (Born: 1951)	Trustee and Lead Independent Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1
Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed in accordance with the Declaration of Trust.

2
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of1934 (i.e., “public companies”) or other investment companies under the 1940 act.

3	Trustees oversee 5 Funds in the Trust.
4	Mr. Doran may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Gallery Trust	October 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE GALLERY TRUST

Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-832-4386.
The following chart lists Trustees and Officers as of October 31, 2022.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.
Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, City National Rochdale Funds, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.
Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of The Advisor’s’ Inner Circle Fund III, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd.
Former Directorships: Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Gallery Trust	October 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE GALLERY TRUST

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
NICHELLE MAYNARD-ELLIOTT (Born: 1968)	Trustee (Since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.
JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/ Managing Director, Weiss & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.

1
Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed in accordance with the Declaration of Trust.

2
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of1934 (i.e., “public companies”) or other investment companies under the 1940 act.

3	Mr. Doran may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Gallery Trust	October 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE GALLERY TRUST

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.
Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of The Advisors’ Inner Circle Fund III, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.
Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.
Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

Gallery Trust	October 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE GALLERY TRUST

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS (continued)
JAMES BERNSTEIN (Born: 1962)	Vice Chairman (Since 2014) Secretary (Since 2020)
Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistance General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN F. PANNER (Born: 1970)	Chief Compliance Officer (Since 2022)
Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (Since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Gallery Trust	October 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE GALLERY TRUST

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

Gallery Trust	October 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE GALLERY TRUST

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS (continued)
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (Since 2018)
Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxon LLP. from 2006 to 2013.

ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (Since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) Anti-Money Laundering Officer (Since 2015)
Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

Gallery Trust	October 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE GALLERY TRUST

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

Gallery Trust	October 31, 2022
(Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2022, the Funds are designating the following items with regard to distributions paid during the year.

								Foreign Investors
	Return of Capital	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit (6)
Mondrian International Value Equity Fund	0.00%	100.00%	0.00%	100.00%	0.00%	89.06%	0.00%	0.00%	0.00%	7.23%
Mondrian Emerging Markets Value Equity Fund	0.00%	100.00%	0.00%	100.00%	0.07%	71.94%	0.00%	0.00%	0.00%	21.29%
Mondrian International Government Fixed Income Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Mondrian Global Listed Infrastructure Fund	0.00%	53.57%	46.43%	100.00%	26.10%	87.16%	0.00%	0.00%	100.00%	3.96%
Mondrian Global Equity Value Fund	0.00%	93.38%	6.62%	100.00%	2.99%	8.42%	0.00%	0.00%	100.00%	0.00%

(1)
Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)
The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

(6)
The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2022. The International Value Equity Fund, Emerging Markets Value Equity Fund and Global Listed Infrastructure Fund intend to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2022. The total amounts of foreign source income are $20,096,189, $484,351 and $54,448, respectively. The total amounts of foreign tax paid are $1,779,985, $80,952 and $4,893, respectively. Your allocation share of the foreign tax credit will be reported on form

Gallery Trust	October 31, 2022
(Unaudited)

NOTICE TO SHAREHOLDERS (continued)

1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

FUND INFORMATION

Registered office	P.O. Box 588 Portland, ME 04112

Adviser	Mondrian Investment Partners Limited 10 Gresham Street, 5th Floor London, England EC2V 7JD

Distributor	SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456

Administrator	SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456

Legal Counsel	Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103

Custodian	Brown Brothers Harriman & Co 40 Water Street Boston, Massachusetts 02109

Transfer Agent	Apex Fund Services Three Canal Plaza Portland, ME 04101

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 2001 Market Street Philadelphia, PA 19103

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MON-AR-001-0700

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.    Audit Committee Financial Expert.

(a)(1)  The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Gallery Trust (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$126,700	None	None	$151,100	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$16,881(2)	None	135,000(3)	$13,090(2)	None	$132,398(3)
(d)	All Other Fees	None	None	None	None	None	None

Notes:
(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Contains tax compliance services for Mondrian International Value Equity Fund.
(3)	Contains tax compliance services provided to service affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1. require specific pre-approval;

2. are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3. have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy.  In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed by PwC applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal-years-ended October 31st were $135,000 and $132,398 for 2022 and 2021, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees.  Included in the Audit Committee’s pre-approval of these non-audit services was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
(i) Not Applicable.   The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)     Not Applicable.  The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.
(a)(1) A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Gallery Trust

By (Signature and Title)

/s/ Michael Beattie
Michael Beattie
President

Date:  January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 9, 2023

By (Signature and Title)

/s/ Michael Beattie
Michael Beattie
President

Date:  January 9, 2023

By (Signature and Title)
/s/ Andrew Metzger
Andrew Metzger
Chief Financial Officer